THIS CONVERTIBLE DEBENTURE AND THE UNDERLYING SHARES OF COMMON STOCK HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ANY RESALE THEREAFTER MUST BE PURSUANT TO REGISTRATION UNDER THE ACT OR AN AVAILABLE EXEMPTION.

GOLDEN EAGLE INTERNATIONAL, INC.

A Colorado Corporation

Dated: November 4, 2005

NO.     1

        GOLDEN EAGLE INTERNATIONAL, INC., a Colorado corporation (the “Corporation” or the “Borrower”), is indebted and, for value received, promises to pay to the order of Aloha Holdings, Inc. (the “Holder” or the “Lender”) on the “Due Date”, which is May 4, 2007, (unless this Debenture shall have been sooner called for redemption, extended by the Holder or converted as provided herein) upon presentation of this Debenture, the sum of $249,000.00 (two-hundred and forty-nine thousand dollars) and to pay interest on the Principal as provided herein.

        The Corporation covenants, promises and agrees as follows:

1.     Interest. Interest on this Convertible Debenture shall accrue from the date of issuance at the rate of seven percent (7%) per annum, calculated monthly compounded, until paid or converted. Principal shall be due and payable to the Holder May 4, 2007, or as calculated upon the date of conversion (in which case any remaining Interest at that date may be converted also) or redemption by the Corporation. Interest, however, shall be paid quarterly in cash to Holder within ten (10) calendar days of the end of each quarter. However, in the event of default, Interest shall accrue at the rate of ten percent (10%) per annum from the date of default.

        All payments of Principal and Interest or Principal or Interest shall be made to the Holder at Holder’s residence or place of business, which Holder designates as: Aloha Holdings, Inc., P.O. Box 136369, Fort Worth, Texas 76136, or at such other place as may be designated in writing by the Holder.

2.     Redemption.

This Debenture may only be redeemed by the Corporation at the Due Date at the end of the term of this Debenture, unless the Corporation shall have been notified previously of the Holder’s intent to convert (provided, however, that if the Corporation is compelled by the third-party requirements of a reorganization, such as a merger, or other, to satisfy all of the Corporation’s debt, and the Corporation’s share price for its common stock if less than Holder’s minimum conversion price set out herein, then, and only then, will Holder’s conversion price be adjusted downward to the Corporation’s market price, which is defined as the average of the closing price of the Corporation’s shares of common stock for the three (3) days prior to the Notice of Redemption).

2.1.	The foregoing notwithstanding, the Holder may convert Principal and accrued Interest into common stock of the Corporation (or other securities of the Corporation), pursuant to the Holder’s Rights of Conversion as set forth below.

3.     Conversion. The Holder may elect at any time to convert the Principal and/or Interest (to the date prior to the date Notice of Conversion is given to the Corporation), in whole or in part. This conversion shall be made into as many securities, fully paid and non-assessable, of whatever class of stock or other securities of the Borrower are outstanding, or which may be offered, as equals the dollar amount to be converted pursuant to the following (provided, however, that the specific class of securities that the principal and interest amount will be converted into common stock, unless the Borrower elects a different class of securities): If converted into the common stock of the Borrower, the conversion shall be for the amount of stock as equals the dollar amount converted divided by $.025 (provided, however, that if Borrower’s common stock has subsequently been restructured, i.e., a reverse merger, buyout, or other form of capital stock restructuring, the conversion price must take into account, and be converted to, the new restructured price of the Borrower’s shares, whether lower or higher). (Also, however, as set out in Paragraph 2 above, if Borrower is compelled by the third-party requirements of a reorganization, such as a merger, or other, to satisfy all of Borrower’s debt, and Borrower’s share price for its common stock is less than Lender’s minimum conversion price set out herein, then, and only then, will Lender’s conversion price be adjusted downward to the Borrower’s market price, which is defined as the average of the closing price of Borrower’s shares of common stock for the three (3) days prior to the Notice of Redemption.)

As to any other class of stock, or other security outstanding or offered by Borrower, then the conversion shall be made at the amount as equals the dollar amount converted divided by 50% of the average closing bid price for the class of stock or other security being purchased as reported by the NASD Electronic Bulletin Board (or such other public market on which the securities are traded) for the three (3) most recent days on which trading in the security takes place prior to the date of the Lender’s Notice of Conversion to the Borrower. However, should the class of stock or security not be traded and quoted on a public market, then the price shall be 50% of the price per share or per security of the market value of such securities as determined by an independent, financial appraiser which is agreeable to both Borrower and Lender.

3.1.	Conversion Notice. The Holder may exercise the above conversion rights at any time by giving written notice (the Conversion Notice) to the Corporation and its transfer agent of the exercise of such right. The Conversion Notice must be received by the Corporation and its transfer agent at least one business day prior to the Conversion Date. The Conversion Notice shall also indicate the amount of Principal and or Interest being converted, and delivery instructions for the certificates to be registered in the name of the Holder. For any conversion into the Corporation’s common stock at a price of $.025, no certificate letter is required.

3.2.	Authorization to Issue Conversion Shares. The Corporation, concurrent with the issuance of this Convertible Debenture, shall deliver a certified copy of a resolution of its board of directors authorizing the Corporation’s transfer agent to issue the fully paid and non-assessable Shares or other securities upon Notice of Conversion, subject to all of the conditions precedent set forth below, and directing the transfer agent to issue the Shares upon Notice of Conversion, subject to all of the conditions precedent set forth below, and granting the transfer agent full irrevocable authority to act upon the Notice of Conversion upon receipt. The conditions precedent to issuance of the Shares by the transfer agent are:

(1)	Delivery to the transfer agent by means of an international courier service with specific shipment tracking of a Notice of Conversion and the original debenture. The Notice of Conversion shall state the amount of Principal and/or accrued Interest to be converted at the conversion price as certified below, the calculations of Interest and conversion and the delivery instructions for the Shares and a new debenture for remaining Principal, if any.

(2)	Delivery to the transfer agent of a certification letter (if required for the conversion to a class of securities that is not Borrower’s common stock) from a member of the national Association of Securities Dealers, Inc. stating the average closing bid price for the Shares as reported in Paragraph 3.1 of this Debenture, for the three (3) most recent days on which trading took place prior to the date of the Notice of Conversion, or an instruction from the holder to convert at $0.025, as applicable. Said certification letter may be delivered by courier service and or facsimile transmission with the original sent by U.S. Mail postmarked within two business days of the facsimile transmission.

Upon receipt of the above documents, the transfer agent shall be authorized to issue the Shares set forth in the Notice of Conversion without restrictive legend, and upon confirming the mathematical calculations contained in the Notice of Conversion without further permission from the Corporation. No other conditions precedent may be imposed by the Corporation.

4.     Rights and Remedies. Each right, power or remedy of the Holder upon the occurrence of any event of default as provided for in the Convertible Debenture Agreement, or now or hereafter existing at law or in equity, or by statute shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Debenture or the Convertible Debenture Agreement or now or hereafter existing at law or in equity or by statute, and the exercise or beginning of the exercise by the Holder or transferee hereof of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by the Holder of any or all such other rights, powers or remedies. The Corporation covenants that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take benefit or advantage of, any stay, usury or extension law wherever enacted now or at any time hereafter in force, which may affect the covenants or performance of this Debenture.

5.     Failure to Act and Waiver. No failure or delay by the Holder to insist upon the strict performance of any term of this Debenture or the Convertible Debenture Agreement or to exercise any right, power or remedy consequent upon an event of default under the Convertible Debenture Agreement shall constitute a waiver of any such term or of any such breach, or preclude the Holder from exercising any such right, power or remedy at any later time or times. By accepting payment after the due date of any amount payable under this Debenture, the holder hereof shall not be deemed to waive the right either to require payment when due of all other amounts payable under this Debenture, or to declare an event of default under the Convertible Debenture Agreement for failure to effect such payment of any such other amount.

6.     Transfer/Negotiability. This Debenture shall be transferred on the books of the Corporation only by the registered Holder or by his/her attorney duly authorized in writing. Transfer shall be affected by delivery to the Corporation of a duly executed Assignment. The foregoing notwithstanding, the Corporation shall not transfer this Debenture nor any of the shares of common stock or other securities to be issued upon conversion except in accordance with the registration provisions of the Securities Act of 1933 or in accordance with an exemption therefrom. The Corporation shall be entitled to treat any Holder of record of the Debenture as the Holder in fact thereof and shall not be bound to recognize any equitable or other claim to or interest in this Debenture in the name of any other person, whether or not it shall have express or other notice thereof, save as expressly provided by the Laws of Utah. Subject to receipt of a duly executed Assignment, the Debenture may be assigned by the Holder. The Corporation hereby makes an unconditional promise to repay the Principal and accrued Interest of this Convertible Debenture on or before the Due Date to any such transferee and acknowledges that repayment to a transferee is not subject to any claims or defenses the Corporation may have against the original Holder.

7.     Notices. All notices and communications under this Debenture shall be in writing and shall be either delivered in person or accompanied by a signed receipt therefore or mailed first-class United States certified mail, return receipt requested, postage prepaid, and addressed as follows: if to the Corporation, to:

Corporate Secretary GOLDEN EAGLE INTERNATIONAL, INC. 9661 South 700 East Salt Lake City, Utah 84070

And, if to the Holder, to the address of such Holder as it appears in the books of the Corporation. Any notice or communication shall be deemed given and received as of the date of such delivery or three days after deposit with an overnight courier service or five (5) days after deposit with U.S. Postal Service as first class air mail.

8.     Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the United States and the State of Utah, without regard to conflicts of law. In the event that any dispute should arise pertaining to this Agreement, the Parties agree that jurisdiction shall vest only in the state or federal courts located in Salt Lake City, Utah in order to resolve such dispute.

9.     Incorporation by Reference. The terms, representations, warranties and covenants set forth in the Convertible Debenture Agreement between the Corporation and Aloha Holdings, Inc., dated as of the date of this Convertible Debenture, are incorporated herein by this reference, and any transferee or subsequent Holder of this Convertible Debenture shall be subject to and bound by the provisions of such agreement.

        IN WITNESS WHEREOF, the Corporation has caused this Debenture to be duly executed.

GOLDEN EAGLE INTERNATIONAL, INC. By: /s/ Terry C. Turner —————————————— Terry C. Turner, President

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